UNITED STATES DISTRICT COURT EASTERN DISTRICT OF VIRGINIA Richmond Division IN RE ALTRIA GROUP, INC. DERIVATIVE LITIGATION Lead Case No. 3:20-cv-00772 (DJN) NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS TO: ALL PERSONS AND ENTITIES WHO OWNED ALTRIA GROUP, INC. COMMON STOCK AS OF OCTOBER 18, 2022, AND WHO CONTINUE TO HOLD SUCH ALTRIA COMMON STOCK. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. This Notice relates to a proposed settlement (“Settlement”) of the following derivative actions: In re Altria Group, Inc. Deriv. Litig., Lead Case No. 3:20-cv-00772 (DJN) (E.D. Va.) (the “Federal Action”), In re Altria Group, Inc. Deriv. Litig., Case No. CL20-7051 (the “Consolidated State Action”), Cohen v. Willard, Case No. CL20-7051, Braunstein v. Gifford, Case No. CL21-3490, Lopez v. Casteen, Case No. CL21-4137, Dalton v. Surgner, Case No. CL21-5548, and McCollum v. Gifford, Case No. CL21-5732, pending in the Virginia Circuit Court of Henrico County, and Merritts v. Casteen, et al., Case No. CL21-1093, pending in the Virginia Circuit Court of Albemarle County (collectively, the “State Actions,” and, together with the Federal Action, the “Litigations”), as well as certain litigation demands and demands to inspect Altria Group, Inc.’s (“Altria” or the “Company”) books and records under Virginia law made by Altria shareholders (the “Demands,” and together with the Litigations, the “Actions”). If the Court approves the proposed Settlement, you will be forever barred from contesting the fairness, adequacy, and reasonableness of the proposed Settlement and from pursuing the Released Plaintiffs’ Altria Claims and the Released Plaintiffs’ JLI Claims. All capitalized terms used in this Notice that are not otherwise defined herein have the meanings provided in the Amended Stipulation and Agreement of Settlement entered into on October 18, 2022 (the “Stipulation”), by and among (1) Eric Gilbert (“Gilbert”); (2) Thomas Sandys (“Sandys”); (3) David Hamilton (“Hamilton”); (4) Maria Cecilia Lorca (“Lorca”) (collectively with Gilbert, Sandys, and Hamilton, the “Federal Plaintiffs”); (5) Lawrence B. and Minda W. Cohen (the “Cohens”); (6) Edward Ashi Braunstein (“Braunstein”); (7) Eugene Lopez (“Lopez”); (8) Jerry E. Dalton (“Dalton”); (9) Portia McCollum (“McCollum”); and (10) Richard Merritts (“Merritts”) (collectively with the Cohens, Braunstein, Lopez, Dalton, and McCollum, the “State Plaintiffs” and, collectively with the Federal Plaintiffs, the “Plaintiffs”); (11) Altria Group, Inc. (“Altria”) and all current and former Altria officers, directors, and employees named in any of the Actions, including Dinyar S. Devitre (“Devitre”); Debra J. Kelly-Ennis (“Kelly- Ennis”); W. Leo Kiely III (“Kiely”); Kathryn B. McQuade (“McQuade”); George Muñoz (“Muñoz”); John T. Casteen III (“Casteen”); Mark E. Newman (“Newman”); Nabil Y. Sakkab (“Sakkab”); Virginia E. Shanks (“Shanks”); Ellen R. Strahlman (“Strahlman”); the estate of Exhibit 99.2

-2- Thomas F. Farrell II (“Farrell”); William F. Gifford, Jr. (“Gifford”); Howard A. Willard III (“Willard”); Kevin C. Crosthwaite, Jr. (“Crosthwaite”); W. Hildebrandt Surgner, Jr. (“Surgner”); Jody L. Begley (“Begley”); and Ivan S. Feldman (“Feldman”) (collectively, the “Altria Defendants”); and (12) Juul Labs, Inc. (“JLI”), and all current and former JLI officers, directors, employees, and investors named in any of the Actions, including: Adam Bowen (“Bowen”); James Monsees (“Monsees”); Kevin Burns (“Burns”); Riaz Valani (“Valani”); Nicholas J. Pritzker (“Pritzker”); and Hoyoung Huh (“Huh”) (the “JLI Defendants,” and together with the Altria Defendants, the “Defendants,” and together with the Plaintiffs, the “Parties”). THIS NOTICE PROVIDES ONLY A SUMMARY OF THE MATERIAL TERMS OF THE SETTLEMENT AND RELEASES. You can obtain more information by reviewing the Stipulation, which is available in the “Investor Relations” section of Altria’s corporate website at https://www.altria.com/shareholdersettlement. Because the Settlement involves the resolution of derivative actions, which were brought on behalf of and for the benefit of the Company, and shareholder litigation and books-and-records demands, the benefits from the settlement will go to Altria. Individual Altria shareholders will not receive any direct payment from the Settlement. ACCORDINGLY, THERE IS NO PROOF OF CLAIM FORM FOR SHAREHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT. SHAREHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. I. PURPOSE OF NOTICE 1. The purpose of this Notice is to explain the Actions, the terms of the proposed Settlement of those Actions, and how the proposed Settlement affects Current Altria Shareholders’ legal rights. This Notice is issued pursuant to an Order of the United States District Court for the Eastern District of Virginia, Richmond Division (the “Court”) dated October 26, 2022 (“Preliminary Approval Order”), and further pursuant to the requirements of the Federal Rules of Civil Procedure, including Rule 23.1. 2. The Court will hold a hearing on January 20, 2023, at 11:00 a.m., in person at the United States District Court for the Eastern District of Virginia, 701 East Broad Street, Richmond, VA 23219 (the “Settlement Hearing”), to consider whether the Judgment, substantially in the form of Exhibit D to the Stipulation, should be entered: (i) approving the terms of the Settlement as fair, reasonable, and adequate and in the best interests of Altria and Altria’s shareholders; (ii) dismissing with prejudice the Federal Action against Defendants pursuant to the terms of the Stipulation; and (iii) ruling upon Plaintiffs’ Counsel’s application for a Fee and Expense Award. You have a right to participate in the Settlement Hearing. 3. This Notice describes the rights you may have in the Actions and pursuant to the Stipulation and what steps you may take, but are not required to take, in relation to the Settlement.

-3- II. BACKGROUND OF THE SETTLING MATTERS A. Factual Background 4. The Settlement arises out of the Actions alleging breaches of fiduciary duty, among other claims, against certain current and former officers and directors of Altria. The Plaintiffs alleged that the Altria Defendants breached their fiduciary duties in connection with the multi-billion-dollar investment in JLI, and that the JLI Defendants aided and abetted those fiduciary breaches. 5. The Defendants deny the allegations made by the Plaintiffs in the Actions. B. The Federal Action 6. Between November 2019 and July 2020, Federal Plaintiffs made pre-suit demands on Altria’s Board as mandated by Virginia law. Altria’s Board responded, among other things, that it was familiar with the history and current status of Altria’s investment in JUUL, that it was actively engaged in monitoring and overseeing that investment, and that it believed that it was in the best interests of Altria to defend itself in the JLI-related securities and other litigations, which were at a very preliminary stage. Federal Plaintiffs each waited the statutory ninety (90) days from the date of their respective demands, and subsequently filed plenary shareholder derivative actions asserting claims for relief on behalf of Altria under Virginia law. In April 2021, Federal Plaintiffs’ derivative actions were consolidated before the Court. On May 13, 2021, the Court appointed Gilbert and Sandys as Co-Lead Plaintiffs and Shuman, Glenn & Stecker and Scott+Scott Attorneys at Law LLP as Co-Lead Federal Plaintiffs’ Counsel. Federal Plaintiffs filed their consolidated complaint on July 16, 2021. In April 2021, Federal Plaintiffs negotiated with Defendants for the production of all documents that were produced by Defendants in the related class action litigation: Klein, et al. v. Altria Group, Inc., et al., Case No. 3:20-cv-00075-DJN (E.D. Va.), and for all deposition transcripts from fact witnesses in that action. On June 28, 2021, the Court ordered said production. That production, which started in July 2021, occurred on a rolling basis, and resulted in the production of over 35 million pages of documents. C. The State Actions 7. Between October 2019 and May 2021, State Plaintiffs Cohens, Braunstein, Dalton, McCollum and Merritts made pre-suit demands on Altria’s Board as mandated by Virginia law. Altria’s Board responded, among other things, that it was familiar with the history and current status of Altria’s investment in JUUL, that it was actively engaged in monitoring and overseeing that investment, and that it believed that it was in the best interests of Altria to defend itself in the JLI-related securities and other litigations, which were at a very preliminary stage. State Plaintiffs Cohens, Braunstein, Dalton, McCollum and Merritts each waited the statutory ninety (90) days from the date of their respective pre-suit demands, and filed plenary shareholder derivative actions asserting claims for relief on behalf of Altria under Virginia law. On July 20, 2021, the Virginia Circuit Court for Henrico County entered an order consolidating the actions filed by Plaintiffs Cohens, Braunstein, and Lopez into the Consolidated State Action and

-4- appointing Hynes & Hernandez, LLC, Lifshitz Law Firm, P.C. and Gainey McKenna & Egleston as State Co-Lead Counsel. On August 2, 2021, Plaintiffs Cohens, Braunstein, and Lopez filed their consolidated complaint in the Consolidated State Action. State Plaintiffs Lopez and Dalton sought and obtained from Altria non-public Board and Audit Committee meeting minutes relating to the wrongdoing alleged in the Actions pursuant to their inspection demands under Virginia law, and State Plaintiffs Cohens, Braunstein, Lopez, and Dalton propounded a number of public records requests upon federal and state agencies related to their investigations and/or dealings with Altria and/or JLI, receiving and reviewing productions from ten separate agencies, including the United States Food and Drug Administration. In addition, State Plaintiffs Cohens, Braunstein, Lopez, and Dalton began receiving discovery materials from Klein, et al. v. Altria Group, Inc., et al., Case No. 3:20-cv-00075-DJN (E.D. Va.) in August 2021. D. The Extensive Settlement Negotiations 8. Plaintiffs’ Counsel and counsel for Defendants participated in their first formal mediation on September 13, 2021. The mediation was supervised by the Hon. Layn R. Phillips (Ret.) and Ms. Niki Mendoza, Esq. of Phillips ADR (the “Mediators”), each of whom are nationally recognized neutrals with extensive experience mediating complex derivative actions. Before the meditation, the Parties prepared and submitted detailed mediation statements, and also provided a framework to guide further settlement discussions based on their assessment of damages and corporate governance and oversight practices they contend contributed to Altria’s alleged damages. 9. The September 13, 2021 mediation ended without a settlement. After the formal mediation, certain Plaintiffs continued to review and evaluate the substantial volume of documents and deposition discovery provided by Defendants. Certain Plaintiffs reviewed tens of thousands of internal documents produced by Defendants, encompassing millions of pages. These documents included, among other things: (1) minutes, agendas, board packages, communications, and other materials relating to regularly conducted and special meetings of the Board and committees; (2) internal officer- and employee-level communications, reports, and other materials regarding, among many other things, due diligence between Altria and JLI, youth tobacco prevention, communications with regulators, and write-downs of Altria’s investment in JLI; and (3) deposition transcripts of Altria and JLI directors, officers, employees, and investors taken in related litigation and inquiries. 10. While no final resolution was reached at the September 13, 2021 mediation, significant progress was made and the Parties continued their dialogue with the ongoing assistance of the Mediators. On December 3, 2021, a subsequent formal mediation took place. In advance of that mediation, Plaintiffs submitted updated and revised proposed settlement terms. Those terms were based on certain Plaintiffs’ continued review of the voluminous documents produced by Defendants, as well as the numerous communications directly between Plaintiffs and Defendants prior to the December 3, 2021 mediation, often with participation of the Mediators. At the December 3, 2021 mediation, the Parties continued to work through the substantial strengths and weaknesses of the Actions. The Parties discussed these issues at length and responded to probing questions posed by the Mediators. The Parties discussed Plaintiffs’ proposed remedial framework, as well as specific elements of Plaintiffs’ formal settlement

-5- demands. The second formal mediation ended without an agreement, but substantial progress was made toward clarifying the risks and rewards of litigation and the contours of a remedial framework that might yield a settlement agreement. 11. Following the second mediation session, the Parties engaged in months of verbal and written exchanges of information, discussion, proposals, and counterproposals under the aegis of the Mediators. At the same time, certain Plaintiffs continued their review of documents produced by Defendants, began further analysis of documents, and organized the documents in the event settlement negotiations proved unsuccessful and formal discovery commenced. 12. On March 2, 2022, the Parties participated in an informal mediation conference call with the Mediators. The purpose of this call was to further discuss the prospects of settlement, obtain a better understanding of where the Parties stood, communicate what additional information Plaintiffs required, and see whether continued negotiations were worthwhile as the Parties were still far apart on the terms of settlement. That call was productive and the Parties continued to engage. 13. Throughout this time period, the Parties, with the aid of the Mediators, continued to make progress. Eventually, material progress towards a settlement was made. This included the additional exchange of proposals and counter proposals, numerous direct communications with Defendants, and participation with the Mediators. Considering this progress, the Parties agreed to conduct a third mediation in hopes that the remaining issues could be bridged. On May 6, 2022, a third mediation took place, resulting in an initial settlement. Over the next month, the Parties negotiated a comprehensive Memorandum of Understanding (“MOU”) setting forth the material terms of the Settlement. The MOU negotiations proved to be as difficult and contentious as the settlement negotiations. The number of parties participating in the mediation coupled with Altria’s involvement in related litigation added a layer of complexity to the negotiations. Nevertheless, the MOU was finalized and signed on June 10, 2022. The MOU contemplated a comprehensive and global resolution of the Actions. 14. Throughout the settlement negotiations, Defendants’ counsel and Plaintiffs’ Counsel participated in dozens of communications. These communications were difficult with each side advocating their views, seeking clarification, and narrowing the issues. Similarly, Defendants’ counsel and Plaintiffs’ Counsel exchanged numerous drafts of proposed settlement terms. At no time during these negotiations or during the three formal mediations with the Mediators was the Fee and Expense Award discussed between the Parties. 15. On August 15, 2022, the Parties executed a Stipulation of Settlement that was consistent with the terms of the June 10, 2022 MOU. On August 16, 2022, Federal Plaintiffs filed a motion for preliminary approval of the settlement on the docket of the U.S. District Court for the Eastern District of Virginia, as contemplated in the settlement. 16. After the Parties agreed on all other material terms of the Settlement, with the assistance of the Mediators, they engaged in good faith, arms-length negotiations to attempt to reach agreement concerning the amount of the Fee and Expense Award for Plaintiffs’ Counsel. However, despite these efforts, the Parties were unable to reach agreement on the Fee and

-6- Expense Award. The Parties agreed to submit the amount of the Fee and Expense Award to the Hon. Layn R. Phillips (Ret.) for final, non-appealable arbitral determination, subject to Court approval. This arbitration consisted of an oral hearing, following an exchange of briefs, which occurred on August 22, 2022. The arbitrator determined that Plaintiffs’ Counsel could seek fees and expenses up to the amount of $17.5 million, subject to Court approval. 17. A preliminary approval hearing was held on August 25, 2022, before Judge David J. Novak of the U.S. District Court for the Eastern District of Virginia. The Court denied Federal Plaintiffs’ motion for preliminary approval and ordered the Parties to file a joint pleading on or before October 20, 2022, indicating whether the Parties had reached an agreement within the Court’s parameters for settlement approval, as stated from the bench during the hearing. 18. Following the denial of preliminary approval, the Parties began renegotiating a derivative settlement that would satisfy the parameters provided by the Court. Counsel for Altria and Plaintiffs’ Counsel engaged in an in-person mediation session before U.S. Magistrate Judge Mark R. Colombell on September 28, 2022. Before and after this mediation session, Defendants’ counsel and Plaintiffs’ Counsel participated in dozens of communications. 19. The Parties continued to make progress following the September 28, 2022 mediation session, and narrowed the remaining issues. Counsel for Altria and Plaintiffs’ Counsel then engaged in a second mediation session before Judge Colombell on October 13, 2022, at which they reached agreement on the remaining issues. Following revisions to the settlement documentation, the Parties executed a Stipulation of Settlement on October 18, 2022. III. TERMS OF THE SETTLEMENT 20. In consideration of the Settlement and the releases provided therein, and subject to the terms and conditions of the Stipulation, the Parties have agreed to the following Settlement Consideration. 21. Altria will implement and maintain the Altria Commitments, including certain funding, policy, and governance measures relating to youth prevention and transaction oversight. Unless otherwise noted, Altria agrees to keep all Altria Commitments in place for at least five (5) years. The five-year duration of the Policy Commitments, the Measurables, the Independent Monitor, the Corporate Governance Commitments, and the JLI/Altria Meetings (such duration, the “Commitment Period”) shall begin ninety (90) days following the Effective Date, provided, however, that if there is an appeal from the Court’s final judgment and order approving the Settlement, the Commitment Period may run, at Altria’s option, from the date of final approval of the Settlement. The five-year duration of the Funding Commitment (such duration, the “Funding Commitment Period”) shall commence with the first calendar year following the Effective Date, provided, however, that the first annual Funding Commitment Period may run, at Altria’s option, from January 1 of the year in which final approval of the Settlement is obtained. 22. Altria commits to funding $117 million (the “Funding Amount”) over the course of no more than the Funding Commitment Period, with a minimum spend of at least $20 million each fiscal year. The Funding Amount represents a new funding commitment that has not been

-7- previously authorized by the Board or disclosed to the public (the “Funding Commitment”). The Funding Amount will be deployed as set forth in Exhibit A to the Stipulation and will not be used for any other purposes. There will be no responsibility on the part of any Defendant other than Altria to pay any portion of the Funding Amount. A description of the Funding Commitment is attached to the Stipulation in Exhibit A. 23. Altria commits to certain Measurables during the term of the Commitment Period. A detailed description of the Measurables is attached to the Stipulation in Exhibit A. 24. Altria commits to the engagement of an Independent Monitor in connection with certain of the Altria Commitments. A description of the Independent Monitor’s duties and responsibilities is attached to the Stipulation in Exhibit A. 25. Altria commits to keeping in place certain Policy Commitments for no less than the Commitment Period, including (1) the following goals with a target date of 2025: (i) lead the tobacco industry in preventing underage use of products for adults 21 and over, and (ii) contribute to the healthy development of youth ages 12-18; and (2) Altria’s Standards for Underage Use Prevention (the “Standards”). A description of the Standards is attached to the Stipulation in Exhibit A. 26. Altria commits to implementing and maintaining certain Corporate Governance Commitments, including: (1) formalizing the structure and composition of Altria’s Underage Use Prevention Steering Committee (“Steering Committee”); (2) scheduling an internal audit of the Steering Committee’s activities once every two (2) years; (3) requiring the Chairperson of the Steering Committee to make at least semi-annual presentations on the work of the Steering Committee to the Nominating, Corporate Governance, and Social Responsibility Committee, and at least annual presentations to the full Board; (4) maintaining Altria’s management-level Disclosure Committee; (5) amending its Finance Committee Charter to provide that the Finance Committee shall have the authority and responsibility to review the Company’s strategy regarding mergers, acquisitions, investments, and dispositions with management; and (6) mandating that each potential investment in, or acquisition of, a business involving a tobacco products-related business be evaluated for legal-regulatory, financial, business and reputational risks relating to underage use. Detailed descriptions of the Altria Commitments are attached to the Stipulation in Exhibit A. 27. Altria and JLI each commit to the JLI/Altria Meeting Commitments, including that, to further develop and support evidence-based interventions to address underage use of tobacco products, Altria and JLI shall meet semi-annually to (1) discuss their respective company’s ongoing youth tobacco prevention initiatives, including as they relate to e-vapor use, and (2) explore new opportunities to help prevent underage tobacco use. A report of these meetings shall be delivered to Altria’s and JLI’s respective senior management, and (with respect to Altria only) to the Nominating, Corporate Governance and Social Responsibility Committee of the Board and to the Steering Committee. Detailed descriptions of the JLI/Altria Meeting Commitments are attached to the Stipulation in Exhibit A.

-8- IV. REASONS FOR THE SETTLEMENT 28. Plaintiffs’ Counsel believe that the claims asserted in the Actions have merit and that their investigations of the evidence support the claims asserted. Without conceding the merit of any of Defendants’ defenses, and in light of the benefits of the Settlement, as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, Plaintiffs and Plaintiffs’ Counsel have concluded that it is desirable that the Actions be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Plaintiffs and Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against Defendants through trial(s) and through possible appeal(s). Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Litigations, the difficulties and delays inherent in such litigation, the cost to Altria – on behalf of which Plaintiffs pursued the Actions – and distraction to management of Altria that would result from extended litigation. Based on their evaluation, and in light of what Plaintiffs’ Counsel believe to be the significant benefits conferred upon Altria as a result of the Settlement, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement is in the best interests of Plaintiffs and Altria and have agreed to settle the Actions upon the terms and subject to the conditions set forth in the Stipulation. 29. Pursuant to the terms set forth in the Stipulation, the Stipulation (including the exhibits thereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Defendants of any infirmity in any of the claims asserted in the Actions, or an admission or concession that any of the Defendants’ defenses to liability or damages had any merit. 30. Each Defendant has denied and continues to deny that he or she has committed or attempted to commit, or has aided and abetted, any violations of law, any breaches of fiduciary duty owed to Altria, or any wrongdoing whatsoever. Each Altria Defendant expressly maintains that at all relevant times, he or she acted in good faith and in a manner that he or she reasonably believed to be in the best interests of Altria and its shareholders. Each Defendant likewise denies all of the allegations made by Plaintiffs in the Actions. Defendants further deny that Plaintiffs, Altria, or its shareholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Defendants as alleged in the Actions or otherwise. Defendants further assert, among other things, that the Plaintiffs lack standing to litigate derivatively on behalf of Altria because Plaintiffs cannot properly plead that demand on the Board was wrongfully refused. 31. Altria believes that the Settlement is in the best interests of the Company, its shareholders, and its employees. Defendants are, therefore, entering into this Settlement for the benefit of Altria to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Pursuant to the terms set forth therein, the Stipulation (including the exhibits thereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by Defendants with respect to any claim of fault, liability, wrongdoing, or damage, or any defect in the defenses that Defendants have, or could have, asserted.

-9- 32. Altria’s current Board, including each of its independent, non-defendant directors, has unanimously approved the Settlement in the good-faith exercise of their fiduciary duties. The Board finds that: (i) Plaintiffs’ litigation and settlement efforts substantially and materially contributed to the Board’s decision to agree to, formalize, and/or maintain the Altria Commitments; (ii) the Altria Commitments confer substantial benefits on Altria and its shareholders; and (iii) the Settlement is fair, reasonable, and adequate, and is in Altria and its shareholders’ best interests. V. RELEASES 33. If the Settlement is approved, the Court will enter a Judgment dismissing the Federal Action with prejudice pursuant to the terms of the Stipulation, the State Plaintiffs will move to dismiss each and every one of their actions with prejudice not more than five (5) business days after the Court’s approval of the Settlement becomes final and non-appealable, all Demands will be deemed withdrawn by operation of law, and upon the Effective Date of the Settlement, the following releases will occur. 34. Plaintiffs and each and every other Altria shareholder, in their capacities as such, derivatively on behalf of Altria, and on behalf of themselves and their respective agents, spouses, heirs, executors, administrators, personal representatives, predecessors, successors, transferors, transferees, representatives, and assigns, in their capacities as such (“Shareholder Releasors”), and Altria directly, shall be deemed to have, and by operation of law and Final Order and Judgment shall have, completely, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed with prejudice the Released Plaintiffs’ Altria Claims against the Altria Releasees, which, as detailed in the Stipulation, means any and all claims, rights, demands, obligations, controversies, debts, disputes, damages, losses, actions, causes of action, issues, liabilities, and charges of any kind or nature whatsoever, whether in law or equity, including both known claims and Unknown Claims, suspected or unsuspected, accrued or unaccrued, fixed or contingent, liquidated or unliquidated, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, against the Altria Releasees, that (i) were asserted in any of the complaints filed in the Actions or in any Demands, or (ii) could have been asserted by Altria directly, by Plaintiffs directly, or by Plaintiffs or any other Altria shareholder derivatively on behalf of Altria in any court, tribunal, forum, or proceeding, arising out of, relating to, based upon, or involving, directly or indirectly, any of the facts, allegations, practices, events, claims, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances that were alleged or referred to in any of the complaints filed in the Actions or in any Demands, including, without limitation, any such claims based in whole or in part on any allegations relating to Altria’s investment in JLI or made in any of the following actions or proceedings: (1) Klein, et al. v. Altria Group, Inc., et al., Case No. 3:20-cv-00075-DJN (E.D. Va.), (2) In the Matter of Altria Group, Inc., Docket No. 9393 (F.T.C.), (3) In re: Juul Labs, Inc., Marketing, Sales Practice, and Products Liability Litigation, Case No. 3:19-md-02913-WHO (N.D. Cal.), or (4) any government investigations, actions, or proceedings referenced in the Actions.

-10- 35. Shareholder Releasors and Altria directly shall be deemed to have, and by operation of law and Final Order and Judgment shall have, completely, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed with prejudice the Released Plaintiffs’ JLI Claims against the JLI Releasees, which, as detailed in the Stipulation, means any and all claims or demands, whether in law or equity, and whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, against the JLI Releasees, that: (i) were asserted on behalf of Altria in any of the complaints filed in the Actions or in any Demands (except claims for contribution or indemnification as provided in the Stipulation) or (ii) are for aiding, abetting, or otherwise facilitating the alleged breaches of fiduciary duty by the Altria Releasees set forth in any of the complaints filed in the Litigations or any Demands. 36. The Released Defendants shall be deemed to have, and by operation of law and Final Order and Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Defendants’ Claims against the Released Plaintiffs, and shall be forever enjoined from prosecuting the Released Defendants’ Claims, excluding claims relating to the enforcement or effectuation of the Settlement or Final Order and Judgment, which as detailed in the Stipulation, means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, offsets, decrees, matters, issues, and controversies of any kind, nature, or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims, which were or which could have been asserted by any of the Defendants in any court, tribunal, forum, or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common, or other law or rule, and which are based upon, arise out of, relate in any way to, or involve, directly or indirectly, the commencement, prosecution, defense, mediation, or settlement of the Actions, including, but not limited to, discovery produced in the Actions. For the avoidance of doubt, the Released Defendants’ Claims shall not include any claims to enforce the Settlement, Final Order and Judgment, or any other document memorializing the Settlement of the Actions and shall not include claims, if any, that any Party may have against its insurer with respect to any payment obligations under this Settlement. 37. By Order of the Court, pending the Effective Date, the Parties agree that all aspects of the Actions between them will remain stayed except for activities related to the approval or enforcement of the Settlement. 38. By Order of the Court, pending final determination of whether the Settlement is approved, Plaintiffs and all other Altria shareholders are barred and enjoined from asserting, commencing, instituting, or prosecuting any and all Released Plaintiffs’ Altria Claims and any and all Released Plaintiffs’ JLI Claims against any of the Altria Releasees or the JLI Releasees. 39. Shareholder Releasors shall be forever enjoined from pursuing or prosecuting against the Altria Releasees or the JLI Releasees any and all Released Plaintiffs’ Altria Claims and any and all Released Plaintiffs’ JLI Claims, and any other derivative litigation or demands,

-11- including books-and-records demands, arising out of or relating to any of the facts, allegations, practices, events, claims, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances that were alleged or referred to in any of the complaints filed in the Actions or in any Demands. 40. THE ABOVE DESCRIPTION OF THE PROPOSED RELEASES IS A SUMMARY. The complete terms, including the definitions of the Effective Date, Released Defendant Claims, Released Defendants, Released Plaintiffs’ Altria Claims, Released Plaintiffs’ JLI Claims, Released Plaintiffs, and Unknown Claims, are set forth in the Stipulation, which is available in the “Investor Relations” section of Altria’s corporate website, at https://www.altria.com/shareholdersettlement. VI. PLAINTIFFS’ COUNSEL’S APPLICATION FOR A FEE AND EXPENSE AWARD 41. Altria agrees that counsel for Plaintiffs are entitled to an award of reasonable attorneys’ fees and expenses for their role in creating the Settlement’s substantial benefits for the Company and its shareholders, reflective of the Board’s determination that Plaintiffs’ litigation and settlement efforts substantially and materially contributed to the Board’s approval of the Settlement. After the Parties agreed on all other material terms of the Settlement, with the assistance of the Mediators, they engaged in good faith, arms-length negotiations to attempt to reach agreement concerning the amount of the Fee and Expense Award for Plaintiffs’ Counsel. However, despite these efforts, the Parties were unable to reach agreement on the Fee and Expense Award. The Parties agreed to submit the amount of the Fee and Expense Award to the Hon. Layn R. Phillips (Ret.) for final, non-appealable arbitral determination, subject to Court approval. This arbitration occurred on August 22, 2022. Plaintiffs’ Counsel will seek fees and expenses up to the amount of $17.5 million, subject to Court approval. 42. The amount of the arbitrated Fee and Expense Award shall be subject to the Court’s approval. Any changes by the Court (or upon appeal from the Final Order and Judgment) to the arbitrated Fee and Expense Award will not affect the finality of the Settlement. The amount of any Court determined Fee and Expense Award or any changes to that award upon appeal from the Final Order and Judgment will not affect the finality of the Settlement. The Settlement is not contingent on an agreement as to the amount of a Fee and Expense Award. 43. Federal Co-lead Counsel may apply to the Court for service awards of up to $15,000 for each of Plaintiffs, to be paid upon Court approval, in recognition of their participation and efforts in the creation of the benefits of the Settlement. Any Service Awards to Plaintiffs shall be paid from any Fee and Expense Award ordered by the Court. 44. Altria shall, within twenty (20) business days after the later of (i) the Court’s entry of an order awarding fees and expenses, notwithstanding any objection thereto, appeal therefrom, or collateral attack on the Settlement; or (ii) Altria’s receipt of payment instructions, cause the Fee and Expense award to be paid into an escrow account established and controlled by Federal Co-Lead Counsel, subject to the several obligation to refund fees and expenses in the event the approval of the Settlement is reversed or in accordance with any subsequent order

-12- reducing the Fee and Expense award. No Defendant other than Altria shall have any responsibility with respect to the Fee and Expense award. VII. SETTLEMENT HEARING AND RIGHT TO APPEAR AND OBJECT 45. The Court has scheduled a Settlement Hearing, to be held on January 20, 2023, at 11:00 a.m., in person at the United States District Court for the Eastern District of Virginia, 701 East Broad Street, Richmond, VA 23219 (the “Settlement Hearing”), to consider whether the Judgment, substantially in the form of Exhibit D to the Stipulation, should be entered: (i) approving the terms of the Settlement as fair, reasonable, and adequate and in the best interests of Altria and Altria’s stockholders; (ii) dismissing with prejudice the Federal Action against Defendants pursuant to the terms of the Stipulation; and (iii) ruling upon Plaintiffs’ Counsel’s application for a Fee and Expense Award. 46. Please Note: The date and time of the Settlement Hearing may change without further written notice to Current Altria Shareholders. In order to determine whether the date and time of the Settlement Hearing have changed, or whether Current Altria Shareholders must or may participate by telephone or video, it is important that you monitor the Court’s docket before making any plans to attend the Settlement Hearing. Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in-person or remote appearances at the hearing, will be posted to the Court’s docket. 47. Any Person who owned Altria stock as of October 18, 2022 and continues to hold such Altria common stock as of the date of the Settlement Hearing may appear at the Settlement Hearing to show cause why the proposed Settlement should not be approved; why the Judgment should not be entered thereon; or why Plaintiffs’ Counsel’s application for the Fee and Expense Award should not be granted; provided, however, that no such Person shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, the Judgment to be entered approving the same, or the application for the Fee and Expense Award, unless such Person has filed with the Clerk of the United States District Court for the Eastern District of Virginia, 701 East Broad Street, Richmond, VA 23219, and served (by hand, first-class mail or express service) on Plaintiffs’ Counsel and counsel for Defendants, a written and signed notice of objection that includes: (i) the objector’s name, address, and telephone number (and if represented, that of his, her, or its counsel), along with a representation as to whether the objector intends to appear at the Settlement Hearing; (ii) proof that the objector owned shares of Altria common stock as of October 18, 2022, and continues to hold such common stock; (iii) a statement of the objections to any matters before the Court, the grounds for the objections or the reasons for the objector’s desiring to appear and be heard, as well as all documents or writings the objector desires the Court to consider, including any legal and evidentiary support; and (iv) if the objector has indicated that he, she or it intends to appear at the Settlement Hearing, the identities of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the Settlement Hearing. Any such objection must be filed with the Court and received by the below-noted counsel by no later than twenty-one (21) calendar days prior to the Settlement Hearing:

-13- Office of the Clerk Spottswood W. Robinson III and Robert R. Merhige, Jr., Federal Courthouse 701 East Broad Street Richmond, VA 23219 Kip B. Shuman SHUMAN, GLENN & STECKER 100 Pine Street, Ste. 1250 San Francisco, CA 94111 Tel.: (303) 861-3003 Fax: (303) 536-7849 kip@shumanlawfirm.com Geoffrey M. Johnson SCOTT+SCOTT ATTORNEYS AT LAW LLP 12434 Cedar Road Cleveland, OH 44106 Tel.: (216) 229-6088 Fax: (216) 229-6092 gjohnson@scott-scott.com Stephen R. DiPrima Jacob Miller WACHTELL, LIPTON, ROSEN & KATZ 51 West 52nd Street New York, New York 10019 Telephone: (212) 403-1000 Facsimile: (212) 403-2000 SRDiPrima@wlrk.com JMiller@wlrk.com 48. Documentation establishing ownership of Altria common stock must consist of copies of monthly brokerage account statements, or an authorized statement from the objector’s broker containing the information found in an account statement. 49. Unless the Court otherwise directs, no Person shall be entitled to object to the approval of the Settlement, the Judgment to be entered approving the Settlement, the application for a Fee and Expense Award, or otherwise be heard, except by serving and filing a written objection and supporting papers as prescribed above. Any Person who fails to object in the manner described above shall be deemed to have waived the right to object to any aspect of the proposed Settlement and the Fee and Expense Award (including any right of appeal or collateral attack); be forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement, the Judgment to be entered approving the Settlement, or the Fee and Expense Award; and be deemed to have waived and forever barred and foreclosed from being heard, in this or any other proceeding with respect to any matters concerning the Settlement or the Fee and Expense Award.

-14- VIII. ORDER AND FINAL JUDGMENT OF THE COURT 50. The Parties will jointly request at the Settlement Hearing that the Court determine and enter the Judgment concluding that the Settlement is fair, reasonable, and adequate, and in the best interests of Altria and Altria’s shareholders. The Judgment shall, among other things: a. Determine that the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and due process have been satisfied in connection with the Notice; b. Approve the Settlement as fair, reasonable, and adequate, and in the best interests of Altria and Altria’s shareholders; c. Dismiss the Federal Action with prejudice on the merits, as against any and all Defendants, without costs except as provided in the Stipulation; and d. Rule upon Plaintiffs’ Counsel’s application for the Fee and Expense Award and Service Awards. IX. SCOPE OF THIS NOTICE 51. This Notice does not purport to be a comprehensive description of the Actions, the terms of the Settlement, or the Settlement Hearing. For the full details of the Federal Action and the Actions, Current Altria Shareholders may inspect the pleadings, the Stipulation, and the orders entered by the Court and are referred to the office of the Clerk of Court, 701 East Broad Street, Richmond, VA 23219. The Stipulation is also available in the “Investor Relations” section of Altria’s corporate website at https://www.altria.com/shareholdersettlement. 52. If you have questions regarding the Settlement, you may call the following counsel for Plaintiffs: Kip B. Shuman SHUMAN, GLENN & STECKER 100 Pine Street, Ste. 1250 San Francisco, CA 94111 Tel.: (303) 861-3003 Fax: (303) 536-7849 kip@shumanlawfirm.com Geoffrey M. Johnson SCOTT+SCOTT ATTORNEYS AT LAW LLP 12434 Cedar Road Cleveland, OH 44106 Tel.: (216) 229-6088 Fax: (216) 229-6092 gjohnson@scott-scott.com Form and substance approved by Court Order dated October 26, 2022.